                         PROTECTIVE INVESTMENT COMPANY
                             2801 HIGHWAY 280 SOUTH
                           BIRMINGHAM, ALABAMA 35223

                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                                 APRIL 30, 1996

                            ------------------------

    To owners of variable annuity contracts issued by Protective Life Insurance Company ("PLICO") entitled to give voting instructions in connection with separate accounts of PLICO.

    Notice is hereby given that a special meeting of the shareholders of Protective Investment Company (the "Company"), including Special Meetings of shareholders (the "Meetings") of each of the Company's investment portfolios (each, a "Fund" and collectively the "Funds"), will be held on April 30, 1996 at the Protective Life Corporation Building, 2nd floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama 35223, at 10:00 a.m.

    The Meetings will be held for the following purposes:

    1. To approve or disapprove an investment management agreement between the Company, on behalf of each Fund, and Investment Distributors Advisory Services, Inc. ("IDASI"), pursuant to which IDASI will serve as investment manager with respect to each Fund. SHAREHOLDERS OF EACH FUND VOTING SEPARATELY.

    2a. To approve or disapprove investment advisory agreements between IDASI and Goldman Sachs Asset Management ("GSAM"), an operating division of Goldman, Sachs & Co., pursuant to which GSAM will serve as investment adviser to each of Protective Money Market Fund, Protective Select Equity Fund, Protective Capital Growth Fund, Protective Small Cap Equity Fund, and Protective Growth and Income Fund. SHAREHOLDERS OF EACH OF THE FOREGOING FUNDS VOTING SEPARATELY.

    2b. To approve or disapprove investment advisory agreements between IDASI and Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co., pursuant to which GSAMI will serve as investment adviser to each of Protective International Equity Fund and Protective Global Income Fund. SHAREHOLDERS OF EACH OF THE FOREGOING FUNDS VOTING SEPARATELY.

    3.    To  elect  five  directors  to  the  Company's  Board  of   Directors.
       SHAREHOLDERS OF ALL OF THE FUNDS VOTING TOGETHER.

    4. To ratify or reject the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant. SHAREHOLDERS OF ALL OF THE FUNDS VOTING TOGETHER.

    5. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

    PLICO and a separate account of PLICO are the only shareholders of the Company. However, PLICO hereby solicits and agrees to vote the shares of the Company at the Meetings in accordance with timely instructions received from owners of the variable annuity contracts ("variable contracts") having contract values allocated to such separate account invested in such shares.

    As a variable contract owner of record at the close of business on March 21, 1996, you have the right to instruct PLICO as to the manner in which shares of a Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each of the above Funds of the Company for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meetings or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                          By Order of the Board of Directors

                                          Lizabeth Reynolds Nichols
                                          SECRETARY

Birmingham, Alabama
March 26, 1996

                         PROTECTIVE INVESTMENT COMPANY
                             2801 HIGHWAY 280 SOUTH
                           BIRMINGHAM, ALABAMA 35223
                            ------------------------

                                PROXY STATEMENT
                                 MARCH 26, 1996
                            ------------------------

    This Proxy Statement is being furnished on behalf of the Board of Directors of Protective Investment Company (the "Company"), by Protective Life Insurance Company ("PLICO") to owners of variable annuity contracts issued by PLICO and having contract values on the record date allocated to a separate account of PLICO invested in shares of the Company.

    This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of such variable annuity contracts ("variable contracts") for use at special meetings (the "Meetings") of shareholders of Protective Money Market Fund, Protective Select Equity Fund, Protective Capital Growth Fund, Protective Small Cap Equity Fund, Protective International Equity Fund, Protective Growth and Income Fund, and Protective Global Income Fund (each, a "Fund"). The Meetings are to be held on April 30, 1996, at 10:00 a.m., Birmingham, Alabama time, at the offices of Protective Life Corporation in the 2nd Floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama for the purposes set forth below and in the accompanying Notice of the Meetings. The approximate mailing date of this Proxy Statement and Voting Instruction Form is March 27, 1996.

    The costs of the Meetings including the solicitation of voting instructions will be paid by PLICO. In addition to the use of the mails, voting instructions may be solicited, in person or by telephone, by officers of the Company and regular employees and representatives of PLICO or its affiliates, who will not be separately compensated therefor.

    At the Meetings, the shareholders of Protective Money Market Fund, Protective Select Equity Fund, Protective Capital Growth Fund, Protective Small Cap Equity Fund, and Protective Growth and Income Fund, EACH VOTING SEPARATELY, will be asked:

    1. To approve or disapprove an investment management agreement between the Company and Investment Distributors Advisory Services, Inc. ("IDASI"), pursuant to which IDASI will serve as investment manager with respect to their Fund; and

    2. To approve or disapprove an investment advisory agreement between IDASI and Goldman Sachs Asset Management ("GSAM"), an operating division of Goldman, Sachs & Co., pursuant to which GSAM will serve as investment adviser to their Fund.

    At the Meetings, the shareholders of Protective International Equity Fund and Protective Global Income Fund, EACH VOTING SEPARATELY, will be asked:

    1. To approve or disapprove an investment management agreement between the Company and Investment Distributors Advisory Services, Inc. ("IDASI"), pursuant to which IDASI will serve as investment manager with respect to their Fund; and

    2. To approve or disapprove an investment advisory agreement between IDASI and Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman, Sachs & Co., pursuant to which GSAMI will serve as investment adviser to their Fund.

    At the Meetings, the shareholders of each of the Funds, VOTING TOGETHER, will be asked:

    3.  To elect five directors to the Company's Board of Directors.
    4. To ratify or reject the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.

    5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    The following chart indicates which shareholders are entitled to vote on each proposal:

                                 VOTING GROUPS

PROPOSAL                           MONEY   SELECT  CAPITAL SMALL CAP  GROWTH AND                 GLOBAL
---------------------------------  MARKET  EQUITY  GROWTH   EQUITY      INCOME    INTERNATIONAL  INCOME
                                    FUND    FUND    FUND     FUND        FUND      EQUITY FUND    FUND
1.   Approval of investment
     management agreement with       X       X       X         X          X             X          X
     IDASI
2a.  Approval of investment
     advisory agreement with GSAM    X       X       X         X          X
2b.  Approval of investment
     advisory agreement with                                                            X          X
     GSAMI
3.   Election of Directors           X       X       X         X          X             X          X
4.   Ratification of selection of
     the independent public          X       X       X         X          X             X          X
     accountant

                           GENERAL VOTING INFORMATION

    PLICO itself and a separate account of PLICO are the only shareholders of the Funds. PLICO will vote the shares of the Funds at the Meetings in accordance with the timely instructions received from persons entitled to give voting instructions under variable contracts funded through such separate account.

    PLICO will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. PLICO also will vote shares not attributable to variable contracts (I.E., representing seed money investments in the Funds made by PLICO) in proportion to those for which instructions are received from variable contract owners. If a Voting Instruction Form is received that does not specify a choice, PLICO will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. In certain circumstances, PLICO has the right to disregard voting instructions from certain variable contract owners. PLICO does not believe that these circumstances exist with respect to matters currently before shareholders. Variable contract owners may revoke voting instructions given to PLICO at any time prior to the Meetings by notifying the Secretary of the Company in writing.

    The Company, a Maryland corporation organized in 1993, is registered with the U.S. Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

    Each share of the Company's outstanding common stock is entitled to one vote for each dollar of net asset value represented by that share. Fractional votes are counted.

    The Board of Directors of the Fund has fixed March 21, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings. As of March 21, 1996, there were outstanding the following numbers of shares of each class of common stock of the Company, representing the following number of votes to which each class is entitled:

                                                                                        NET ASSET      NUMBER OF
                                                                       NUMBER OF        VALUE PER    VOTES ENTITLED
                                                                   SHARES OUTSTANDING     SHARE        TO BE CAST
                                                                   ------------------  -----------  ----------------
Protective Money Market Fund.....................................      5,587,147.440   $   1.00         5,587,147.44
Protective Select Equity Fund....................................      4,996,349.748      14.00111     69,954,442.42
Protective Capital Growth Fund...................................      1,425,657.518      11.25198     16,041,469.88
Protective Small Cap Equity Fund.................................      4,896,209.090       9.94709     48,703,032.48
Protective International Equity Fund.............................      6,078,189.391      11.60943     70,564,314.26
Protective Growth and Income Fund................................     11,655,935.127      12.84065    149,669,783.39
Protective Global Income Fund....................................      3,334,954.846       9.98723     33,306,961.09

    The following table sets forth, as of March 21, 1996, the beneficial ownership of the Company's common stock by: (1) each person known by the Company or PLICO to beneficially own shares of any class of such stock representing more than 5% of the votes attributable to that class, (2) each director of the Company, and (3) directors of the Company as a group. For this purpose, persons who have the right to instruct PLICO as to shares of stock attributable to a variable contract are considered beneficial owners of such shares of stock.

                                        NUMBER OF VOTES (AND PERCENT OF CLASS) ATTRIBUTABLE TO SHARES BENEFICIALLY OWNED
                                  --------------------------------------------------------------------------------------------
                                    MONEY MARKET      SELECT EQUITY     CAPITAL GROWTH        SMALL CAP        GLOBAL INCOME
NAME OF BENEFICIAL OWNER                FUND              FUND               FUND            EQUITY FUND           FUND
--------------------------------  ----------------  -----------------  -----------------  -----------------  -----------------
PLICO...........................     547,473.36        1,468,046.53       1,133,701.71       1,021,613.47       3,483,589.45
                                      (9.80%)            (2.10%)            (7.07%)            (2.10%)           (10.46%)
D. Warren Bailey................            0                  0                  0                  0                  0
R. Stephen Briggs...............            0             13,265.88*              0             21,595.77*              0
Carolyn King....................            0              5,929.26*          6,747.01*          1,065.83*              0
G. Ruffner Page, Jr.............            0             17,868.53*              0              6,915.16*              0
Cleophus Thomas, Jr.............            0              6,859.41*              0                  0                  0
All directors of the
 Company as a group.............            0             43,923.08*          6,747.01*         29,576.76*              0


                                    INTERNATIONAL       GROWTH AND
NAME OF BENEFICIAL OWNER             EQUITY FUND        INCOME FUND
--------------------------------  -----------------  -----------------
PLICO...........................     3,615,316.12       1,366,818.34
                                       (5.12%)            (0.91%)
D. Warren Bailey................             0                  0
R. Stephen Briggs...............        11,740.67*              0
Carolyn King....................         1,040.92*          4,804.87*
G. Ruffner Page, Jr.............         7,745.33*          8,501.80*
Cleophus Thomas, Jr.............             0                  0
All directors of the
 Company as a group.............        20,526.92*         13,306.67*

----------------------------------
*The percentage of votes attributable to shares beneficially owned does not exceed one percent (1%).

    All shares for which PLICO timely receives properly executed instructions, which are not subsequently revoked prior to the Meetings, will be voted at the Meetings in accordance with such instructions. Voting instructions to abstain on the item to be voted upon will be applied on a PRO RATA basis to reduce the votes eligible to be cast.

    To the knowledge of the Company and PLICO, no person has the right to instruct PLICO with respect to more than 5% of the votes attributable to shares of any Fund.

    Approval of the agreements in proposals 1 and 2 above requires, as to each Fund, the affirmative vote of a majority of the votes entitled to be cast for that Fund or 67% or more of the outstanding votes present (in person or by proxy) at the Meeting for that Fund, if the holders of more than 50% of the votes entitled to be cast for that Fund are present, whichever is less.

    Election of each nominee as a director requires, as to the entire Company, the affirmative vote of a plurality of the votes present (in person or by proxy) at the Meetings, provided that at least one-third of the votes entitled to be cast are present at the Meetings.

    Ratification of the selection of Coopers & Lybrand L.L.P. requires, as to the entire Company, the affirmative vote of a majority of the votes present (in person or by proxy) at the Meetings, provided that at least one-third of the votes entitled to be cast are present at the Meetings.

ITEM 1: APPROVAL OR DISAPPROVAL OF INVESTMENT MANAGEMENT AGREEMENT BETWEEN IDASI AND THE COMPANY

    The shareholders of each Fund will be asked at the Meetings to approve an investment management agreement (the "Management Agreement") between IDASI and the Company with respect to their Fund. The Management Agreement was approved for each Fund by the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of such parties ("independent directors"), at a meeting held on March 20, 1996. The Management Agreement is attached as Appendix A.

    IDASI, which is located at 2801 Highway 280 South, Birmingham, Alabama 35223, has been investment manager for the Funds since March 1994, when the Management Agreement first became effective. IDASI is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange. PLC's principal operating subsidiary is Protective Life Insurance Company ("PLICO") a stock life insurance company which maintains its administrative offices in Birmingham, Alabama. PLICO was incorporated in Alabama in 1907 and changed its state of domicile from Alabama to Tennessee in 1992. PLICO's principal business is the writing of individual and group life and health insurance contracts, annuity contracts, and guaranteed investment contracts.

    See Appendix C to this Proxy Statement for a complete list of the directors and principal executive officers of IDASI.

    Prior to March, 1994, IDASI had no previous experience in providing management services for investment companies; however, its officers, all of whom are officers of PLC or PLICO, have extensive experience in the development and distribution of investment products, particularly, guaranteed investment contracts. In addition, IDASI has retained GSAM and GSAMI entities that have extensive experience managing the assets of investment companies, pension plans and other clients, to manage the investment and reinvestment of the Funds' assets.

    IDASI and the Company first entered into a Management Agreement on March 3, 1994. Since that date, the Management Agreement has covered all of the Funds other than Protective Capital Growth Fund. The Management Agreement was extended to cover the Capital Growth Fund on May 3, 1995. The Management Agreement was first approved by the Company's Board of Directors (including a majority of the independent directors) for the Funds other than Protective Capital Growth Fund, at a meeting held on February 8, 1994. The Management Agreement was approved by the Company's Board of Directors (including a majority of the independent directors) for the Capital Growth Fund at a meeting held on May 3, 1995. PLICO, as the holder of seed money shares, approved the Management Agreement on March 2, 1994 for the Funds other than Protective Capital Growth Fund and on June 20, 1995 for the Capital Growth Fund.

    Under the Management Agreement, IDASI assumes overall responsibility, subject to the supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by GSAM and GSAMI on an ongoing basis. Under the Management Agreement, IDASI provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. IDASI also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, and accounting services agent and to its own administration agent that performs services for the Company on its behalf. IDASI is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective(s), policies and restrictions, including oversight of GSAMI and GSAMI.

    For its services to the Company, IDASI receives a monthly management fee. The fee is deducted daily from the assets of each of the Funds and paid to IDASI monthly. The fee for each Fund is based on the average daily net assets of the Fund at the following annual rates: Money Market Fund .60%, Select Equity Fund
 .80%, Capital Growth Fund .80%, Small Cap Equity Fund .80%, International Equity Fund 1.10%, Growth and Income Fund .80%, and Global Income Fund 1.10%. For the fiscal year ended December 31, 1995, IDASI received management fees in connection with each of the Funds as follows: Money Market Fund $28,954, Select Equity Fund $282,954, Small Cap Equity $268,136, International Equity Fund $448,460, Growth and Income Fund $661,953, Capital Growth Fund $24,876 and Global Income Fund $262,733.

    The Management Agreement does not place limits on the operating expenses of the Company or of any Fund. However, Protective Life Insurance Company ("PLICO") has voluntarily undertaken to pay any such expenses (but not including brokerage
or  other   portfolio   transaction   expenses  or   expenses   of   litigation,
indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Money Market Fund, .60%; Select Equity Fund, .80%; Capital Growth Fund, .80%; Small Cap Equity Fund, .80%; International Equity Fund, 1.10%; Growth and Income Fund,
 .80%; and Global Income Fund, 1.10%. PLICO may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days' notice to the Company.

    The Management Agreement provides that IDASI may render similar services to others so long as the services that it provides thereunder are not impaired thereby. The Management Agreement also provides that IDASI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Management Agreement, and (ii) to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

    The Management Agreement as approved by the Board of Directors is now being submitted for approval by the shareholders of each Fund. If approved by the shareholders of a Fund, it will continue in effect for that Fund for a term ending April 30, 1997, and will continue from year to year thereafter, subject to approval annually by (a) the shareholders of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the Management Agreement for that Fund, the Directors shall consider appropriate action with respect to such non-approval of the Management Agreement.

DIRECTORS' RECOMMENDATION

    In determining whether it was appropriate to approve the Management Agreement for each Fund and to recommend its approval to that Fund's shareholders, the Board of Directors, including the independent directors considered various matters and materials provided by IDASI. The directors considered information about, among other things, the following: (1) the compensation to be received by IDASI from each Fund and the compensation that other similar Funds pay to their investment managers; (2) the nature and quality of the services required to be performed by IDASI to the Funds; (3) the profitability of IDASI in managing each Fund; (4) the qualifications of the personnel of IDASI; (5) the past performance of IDASI with regard to each Fund;
(6) the policies and practices of IDASI in assigning personnel resources to provide the services; (7) any significant regulatory compliance issues which might have affected IDASI; and (8) the past investment performance of each Fund as compared with that of similar funds and related indices.

    In their deliberations regarding approval of the Management Agreement, the directors focussed most of their attention on the information in items (1) (2) and (3). The directors evaluated the value of IDASI's services to the Company overall and to each Fund and determined that IDASI's services were comparable to those performed by other excellent investment managers in the mutual fund industry. The directors also considered the fees that each Fund would pay to IDASI under the Management Agreement and determined that such fees were within the range that other mutual funds with similar investment objectives pay for comparable services and that the shareholders of each Fund would receive good value in the form of management services in return for such fees. With regard to the value that IDASI provides to each Fund and the shareholders invested therein, the directors carefully considered IDASI's past performance; particularly the investment performance of each Fund as compared with that of similar mutual funds and appropriate indices.

    THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT WITH IDASI.

ITEMS 2A AND 2B: APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                 BETWEEN IDASI AND GSAM OR GSAMI

    The shareholders of each Fund will be asked at the Meetings to approve a new investment advisory agreement (a "New Investment Advisory Agreement") for their Fund between IDASI, and

GSAM or GSAMI. The New Investment Advisory Agreements were approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreements or interested persons of such parties ("independent directors"), at a meeting held on March 20, 1996. The New Investment Advisory Agreements are attached as Appendix B.

    If approved by the shareholders of a Fund, the New Investment Advisory Agreements will continue in effect for an initial term ending April 30, 1997, and will continue from year to year thereafter, subject to approval annually by
(a) the shareholders of the Fund or a majority of the directors of the Company, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the New Investment Advisory Agreement for that Fund, the Directors shall consider appropriate action with respect to such non-approval of the New Investment Advisory Agreements.

INFORMATION ABOUT GSAM AND GSAMI

    Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, acts as the investment adviser of the Money Market Fund, Select Equity Fund, Capital Growth Fund, Small Cap Equity Fund and Growth and Income Fund. Goldman Sachs Asset Management International, 140 Fleet Street, London EC4A 2BJ England, an affiliate of Goldman Sachs, acts as the investment adviser to the International Equity Fund and the Global Income Fund. Both Goldman Sachs and GSAMI are registered with the SEC as investment advisers. GSAM and GSAMI and their affiliates serve a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations and private investors and family groups. As of January 31, 1996, the Advisers, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of $51 billion.

    Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, London, Madrid, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals through the United States, as well as in London, Tokyo and Singapore.

    GSAMI was organized in 1990. As a company with unlimited liability under the laws of England, it is authorized to conduct investment advisory business in the United Kingdom as a member of the Investment Management Regulatory Organisation Limited, a U.K. self-regulatory organization.

    In performing investment advisory services both GSAM and GSAMI while remaining responsible for advising the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates. Each is also able to draw upon the research and expertise of its other affiliate offices for portfolio decisions and management with respect to certain securities.

    GSAM and GSAMI are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $120 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to GSAM and GSAMI. For more than a decade, Goldman Sachs has been among the top-ranked firms in INSTITUTIONAL INVESTOR'S annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analysis (now used by a growing number of investors) to structure and evaluate portfolios.

    In connection with the Funds' investments in foreign securities and related transactions in foreign currencies, GSAMI has access to Goldman Sachs' economics team, based in London, which is internationally recognized for its skill in currency forecasting and international economics.

    The fixed-income research capabilities of Goldman Sachs available to GSAM and GSAMI include the Goldman Sachs' Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

    In addition to fixed-income research and credit research, both GSAM and GSAMI are supported by Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends.

    The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the
INSTITUTIONAL INVESTOR annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

    In allocating assets in a Fund's portfolio among currencies, GSAM and GSAMI will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, GSAM and GSAMI will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for a Fund's investment objective and criteria. In allocating a Fund's assets among currencies GSAM and GSAMI will also have access to Goldman Sachs' economics team, which is internationally recognized for its skill in currency forecasting and international economics.

    See Appendix D to this Proxy Statement for a complete list of the directors and principal executive officers of GSAM and GSAMI and a table setting forth the registered investment companies having similar objectives to the Funds for which GSAM or GSAMI serves as a sub-adviser, including the fees payable to GSAM or GSAMI.

CURRENT INVESTMENT ADVISORY AGREEMENTS

    GSAM and GSAMI entered into investment advisory agreements, dated March 2, 1994 (May 3, 1995 for Capital Growth Fund), with IDASI in connection with each Fund that each advises. Under the agreements, GSAM and GSAMI, subject to the general supervision of the Company's Board of Directors, manages the investment portfolio of each Fund. Under the investment advisory agreements, GSAM and GSAMI are responsible for making investment decisions for the Funds and for placing the purchase and sale orders for the portfolio transactions of each Fund. In this capacity, GSAM and GSAMI obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of each Fund's investment objective(s).

    As compensation for its services to the Funds on behalf of IDASI, GSAM or GSAMI receive a monthly fee from IDASI based on the average daily net assets of each Fund at the annual rates shown in the table below.

    The investment advisory agreements each provide that GSAM and GSAMI may render similar services to others so long as the services that they provide thereunder are not impaired thereby.

    The  investment advisory agreement for each  Fund (other than Capital Growth
Fund) was approved by the directors of the Company, including a majority of the independent directors, on February 8, 1994, and by the sole initial shareholder of the Fund on March 2, 1994. The investment advisory agreement for Capital Growth Fund was approved by the directors, including a majority of independent directors, on May 3, 1995 and by the sole initial shareholder of the Fund on June 20, 1995.

    The investment advisory agreements will each terminate automatically if assigned, and each is terminable at any time without penalty by the directors of the Company or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund on 60 days' written notice to either GSAM or GSAMI, as appropriate and by GSAM and GSAMI on 90 days' written notice to IDASI and the Company.

NEW INVESTMENT ADVISORY AGREEMENTS

    Except for the fees to be paid, the New Investment Advisory Agreements are substantially identical to the current investment advisory agreements. The monthly fee schedule in the New Investment Advisory Agreements differs from the current monthly fee schedule in the current agreements in that the breakpoints have been increased for all of the Funds. In addition, the percentage rate of the monthly fee payable on the International Equity Fund and the Global Income Fund has been increased from an effective annual rate of .20% to .25% of assets in each of these Funds in excess of $200 million. The new Fee Schedule as compared with the current Fee Schedule is as follows:

                NEW INVESTMENT ADVISORY AGREEMENT FEE SCHEDULES

                                                           $0-100 MILLION     $100-200 MILLION      $200+ MILLION
                                                          -----------------  -------------------  -----------------
Money Market............................................           .35%                .25%                .15%
International Equity....................................           .40%                .30%                .25%
Global Income...........................................           .40%                .30%                .25%
Growth and Income.......................................           .40%                .30%                .20%
Select Equity...........................................           .40%                .30%                .20%
Small Cap Equity........................................           .40%                .30%                .20%
Capital Growth..........................................           .40%                .30%                .20%

              CURRENT INVESTMENT ADVISORY AGREEMENT FEE SCHEDULES

                                           $0-50 MILLION      $50-150 MILLION     $150-250 MILLION      $250+ MILLION
                                         -----------------  -------------------  -------------------  -----------------
Money Market...........................           .35%                .25%                 .20%                .15%
International Equity...................           .40%                .30%                 .25%                .20%
Global Income..........................           .40%                .30%                 .25%                .20%

                                             $0-50 MILLION      $50-200 MILLION       $200+ MILLION
                                           -----------------  -------------------  -------------------
Growth and Income........................           .40%                .30%                 .20%
Select Equity............................           .40%                .30%                 .20%
Small Cap Equity.........................           .40%                .30%                 .20%
Capital Growth...........................           .40%                .30%                 .20%

    For the fiscal year ended December 31, 1995, IDASI paid the following fees to GSAM and GSAMI in connection with each of the Funds: Money Market Fund $16,877, Select Equity Fund $140,992, Capital Growth Fund $12,438, Small Cap Equity Fund $134,073, International Equity Fund $162,253, Growth and Income Fund $297,818, and Global Income Fund $95,539.

    Had these New Investment Advisory Agreements been in effect in 1995, the fees payable by IDASI to GSAM and GSAMI would have been: Select Equity Fund $141,510, International Equity Fund $163,076, and Growth and Income Fund $322,783. This corresponds to an increase of approximately 8% in the aggregate amounts payable by IDASI to GSAM for the Growth and Income Fund. The percentage change for each other such Fund is DE MINIMIS.

AFFILIATE TRANSACTIONS

    GSAM and GSAMI are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Except to the extent that the Money Market Fund purchases securities from Goldman Sachs consistent with the terms of an SEC order permitting such sales, the Company will not deal with Goldman Sachs in any transaction in which Goldman Sachs acts as principal.

    In placing orders for portfolio securities of a Fund, GSAM and GSAMI are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that GSAM and GSAMI will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While GSAM and GSAMI generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, GSAM and GSAMI will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, GSAM and GSAMI and their affiliates, or other clients of GSAM and GSAMI or their affiliates. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by GSAM and GSAMI in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by GSAM and GSAMI in providing investment advisory services for the Funds.

    On occasions when GSAM and GSAMI deem the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which GSAM and GSAMI or an affiliate acts as investment adviser), GSAM and GSAMI, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAM and GSAMI in the manner they consider to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

    Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the board of directors of the Company.

    GSAM and GSAMI may use Goldman Sachs as a broker for the Funds. In order for Goldman Sachs to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard permits Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the independent directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

    In addition, although Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Company's Board of Directors has adopted procedures designed to insure compliance with the requirements of Section 11(a). In this regard, Goldman Sachs will provide the Company at least annually with a statement setting forth the total amount of all compensation retained by Goldman Sachs in connection with effecting transactions for the accounts of each Fund. The board of directors of the Company will review and approve all of each Fund's portfolio transactions with Goldman Sachs and the compensation received by Goldman Sachs in connection therewith.

    For the fiscal period ending December 31, 1995, the Funds paid the following amounts in brokerage commissions: Money Market Fund $0, Select Equity Fund $61,560, Small Cap Equity Fund $99,151, International Equity Fund $180,874, Growth and Income Fund $232,571, Global Income Fund $0 and Capital Growth Fund $12,219.

    For the fiscal period ending December 31, 1995, the Funds paid the following amounts in brokerage commissions to Goldman Sachs: Money Market Fund $0, Select Equity Fund $0, Small Cap Equity Fund $12,010, International Equity Fund $3,957, Growth and Income Fund $26,236, Global Income Fund $0 and Capital Growth Fund $1,833.

    During the fiscal year ended December 31, 1995, the brokerage commissions paid by the Funds to Goldman Sachs represented the following percentages of aggregate brokerage commissions paid by each Fund: Money Market Fund 0%, Select Equity Fund 0%, Capital Growth Fund 15%, Small Cap Equity Fund 12%, International Equity Fund 2%, Growth and Income Fund 11%, and Global Income Fund 0%.

DIRECTORS' RECOMMENDATION

    In  determining whether  it was  appropriate to  approve the  New Investment
Advisory Agreements and to recommend approval to shareholders the Board of Directors, including the independent directors considered among other things, information about the following: (1) the compensation to be received by GSAM and GSAMI from each Fund and the compensation that other similar mutual Funds pay to their investment advisers or sub-advisers; (2) the nature and quality of the services required to be performed by GSAM and GSAMI; (3) the post-investment results achieved by GSAM or,

GSAMI for each Fund; (4) the personnel and research capabilities of GSAM and GSAMI, (5) GSAM's and GSAMI's methodology in managing portfolios comparable to the Fund. (6) the profitability to GSAM or GSAMI in advising each Fund; and (7) any significant regulatory or compliance issues which might have affected GSAM or GSAMI.

    In their deliberations regarding approval of each New Investment Advisory Agreement, the directors addressed most of their analysis to items (2) and (3) above. The directors evaluated the value of the services that GSAM or GSAMI provides to the appropriate Funds and determined that these were comparable to the best such services provided other investment advisers or sub-advisers in the mutual fund industry. In this regard the directors carefully considered GSAM's and GSAMI's past performance for each Fund as compared with that of similar mutual funds and appropriate indices. The directors also considered the fees to be paid by IDASI to either GSAM and GSAMI under each New Investment Advisory Agreement, and concluded that the change in such fees from those being paid under the current investment advisory agreements would have no impact on the Funds and their shareholders. The directors determined that the new fee arrangements between IDASI and GSAM and GSAMI were reasonable and reflected the fact that expenses incurred by GSAM and GSAMI were greater than those that the parties originally anticipated when the current investment advisory agreements were negotiated.

    THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE IN FAVOR OF THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS WITH GSAM AND GSAMI.

ITEM 3. ELECTION OF DIRECTORS

    The Company's current Board of Directors consists of five directors. The nominees for election as directors are listed below along with their current addresses and principal occupation for the past five years. All of the nominees are currently serving as directors and have consented to being named as a nominee in this Proxy Statement. Should any nominee become unable or unwilling to serve, the persons appointed as proxies shall vote for the selection of such other person or persons as the Board of Directors shall recommend. If elected, all nominees will serve until their successors are elected and qualify.

    During the fiscal year ended December 31, 1995, the Company's Board of Directors held four meetings. The Board of Directors has an audit committee consisting of Messrs. Bailey, Page and Thomas, which held two meetings during the 1995 fiscal year. The audit committee reviews audits, audit procedures, financial statements and other financial and operational matters of the Company. The Board of Directors has an interim valuation committee consisting of Ms. King and Messrs. Briggs and Page that did not meet during the 1995 fiscal year. Each director attended at least 75% of the meetings of the Board of Directors and the meetings held by the committee(s) of the Board on which such director served during the 1995 fiscal year.

    The directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years.

OFFICERS AND DIRECTORS

           NAME AND ADDRESS              POSITION WITH THE COMPANY, PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
--------------------------------------  --------------------------------------------------------------------------
D. Warren Bailey                        Director since February 1994. Executive Vice President and Chief Operating
Parisian                                 Officer,  Parisian, Inc. (since June  1994). Executive Vice President and
750 Lakeshore Parkway                    Chief Financial Officer, Parisian, Inc. (February 1992-June 1994). Senior
Birmingham, Alabama 35211                Vice President and Chief Financial Officer, Parisian, Inc. (1986-February
                                         1992).

R. Stephen Briggs*                      Director since February  1994. Executive Vice  President, Protective  Life
                                         Corporation (since October, 1993).**

           NAME AND ADDRESS              POSITION WITH THE COMPANY, PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
--------------------------------------  --------------------------------------------------------------------------
Carolyn King*                           Director  and President since May  1995. Senior Vice President, Protective
                                         Life Corporation  (since  March,  1995).  Senior  Vice  President,  Chief
                                         Investment  Officer, Provident Life &  Accident Insurance Company (August
                                         1994 -  March  1995.)  Various  other positions  with  Provident  Life  &
                                         Accident Insurance Company (1978 - August 1994).

G. Ruffner Page, Jr.                    Director since February 1994. Vice President, McWane, Inc. (since January,
McWane Cast Iron Pipe                    1994),  Senior Loan  Officer of National  Bank of  Commerce of Birmingham
23 Inverness Center Parkway              (1989 to January 1994).
Birmingham, Alabama 35243

Cleophus Thomas, Jr.                    Director since February 1994. Partner, Reid & Thomas.
Reid & Thomas
1000 Quintard Avenue
501 South Trust Bank Building
P. O. Box 2303
Anniston, Alabama 36202

Richard J. Bielen*                      Vice President and Compliance Officer since February 1994. Vice President,
                                         Protective Life Corporation (since July 1991).**

John O'Sullivan*                        Treasurer. Vice President, Protective Life Insurance Company (since March,
                                         1995). Vice  President  and  Chief  Actuary,  Fidelity  Investments  Life
                                         Insurance Company (July 1987-February 1995)

Lizabeth R. Nichols*                    Vice  President,  Secretary and  Chief  Compliance Officer  since February
                                         1994. Vice  President  and  Senior  Associate  Counsel,  Protective  Life
                                         Corporation, (since October, 1994)**

Jerry W. DeFoor*                        Vice  President, and  Chief Accounting  Officer. Vice  President and Chief
                                         Accounting Officer, Protective Life Corporation

------------------------
 *"Interested Person" of the Company for purposes of the Investment Company Act of 1940, as amended. The address of Interested Persons of the Company is 2801 Highway 280 South, Birmingham, Alabama 35223.

**These are the most current titles and positions for these persons at PLC and PLICO. Each has held various positions with PLC and PLICO over the past five years.

DIRECTORS' COMPENSATION

                                                                                   AGGREGATE
                                                                                 COMPENSATION
                                                                                   FROM THE
NAME OF DIRECTOR                                                                    COMPANY
-------------------------------------------------------------------------------  -------------
D. Warren Bailey...............................................................    $   8,000
R. Stephen Briggs..............................................................            0
Carolyn King...................................................................            0
G. Ruffner Page, Jr............................................................        8,000
Cleophus Thomas, Jr............................................................        8,000

    Directors and officers of the Company do not receive any benefits from the Company upon retirement nor does the Company accrue any expense for pension or retirement benefits. The directors and officers of the Company do not currently serve as directors or officers of any investment company that is an affiliated person of the Company or that is managed by IDASI.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL THE NOMINEES FOR ELECTION AS DIRECTORS.

ITEM 4. RATIFICATION OR REJECTION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

    The firm of Coopers & Lybrand L.L.P. has been selected as the independent public accountant for the Company for the 1996 fiscal year. Coopers & Lybrand L.L.P. has served as the Company's independent public accountant since its inception in 1993. Neither Coopers & Lybrand L.L.P. nor any of its members has a direct or indirect financial interest in the Company. Coopers & Lybrand L.L.P. also serves as independent accountants to PLICO and its parent, PLC.

    A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meetings to answer questions from investors. This representative will have an opportunity to make a statement if he or she desires and to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE 1996 FISCAL YEAR.

                               REPORTS AVAILABLE

    Copies of the Company's 1995 Annual Report will be furnished without charge upon request by writing to the Company at 2801 Highway 280 South, Birmingham, Alabama 35223 or by calling 1-(800) 627-0220.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should sent their written proposals to the Secretary of the Company, 2801 Highway 280 South, Birmingham, Alabama 35223.

                               OTHER INFORMATION

    Pursuant to a distribution agreement, Investment Distributors, Inc. ("IDI"), acts without remuneration as the Company's distributor in the distribution of the shares of each Fund. Like PLICO and IDASI, IDI is a wholly-owned subsidiary of PLC and is located at 2801 Highway 280 South, Birmingham, Alabama 35223. IDI has no obligation to sell any stated number of shares.

    Pursuant to a custody agreement with the Company, State Street Bank and Trust Company ("State Street") 1776 Heritage Drive, North Quincy, Massachusetts 02171, Mail Stop: A5N serves as custodian of the Funds' assets. Pursuant to the custody agreement, State Street also performs certain accounting services for the Company. These services include maintaining and keeping current the Company's books, accounts, records, journals and other records of original entry related to the Company's business, performing certain daily functions related thereto, including calculating each Fund's daily net asset value. Pursuant to a transfer agency and service agreement with the Company, State Street also acts as transfer, redemption and dividend disbursement agent for the Company.

                                 OTHER BUSINESS

    Management knows of no business to be presented to the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Company.

                                   APPENDIX A

                        INVESTMENT MANAGEMENT AGREEMENT

    THIS INVESTMENT MANAGEMENT AGREEMENT ("Agreement") made this 20th day of March, 1996, by and between Protective Investment Company, a Maryland corporation (hereinafter referred to as the "Company"), and Investment Distributors Advisory Services, Inc. ("Investment Manager"), a Tennessee corporation which is registered as an investment advisor under the Investment Advisors Act of 1940 (the "Act").

                                   WITNESSETH

    WHEREAS, the Company intends to engage in business as a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and has established six classes of capital stock designated the: Money Market Series; the Select Equity Series, the Small Capital Equity Series; the International Equity Series, Growth and Income Series, the Global Income Series, and the Capital Growth Series.

    WHEREAS,  the  Company  has   established  separate  investment   portfolios
("Portfolios") corresponding to each class of stock, each such portfolio having its own investment objective;

    WHEREAS,  the  Investment  Manager  is  engaged  principally  in   rendering
management and investment advisory services and is registered as an investment advisor under the Act; and

    WHEREAS, the Company desires to retain the Investment Manager to render management and investment advisory services to each Series of the Company in the manner and on the terms hereinafter set forth; and

    WHEREAS, the Investment Manager is willing to provide management and investment advisor services to the Company on the terms and conditions hereinafter set forth.

    NOW,   THEREFORE,  in  consideration  of  the  premises  and  the  covenants hereinafter contained, the Company and the Investment Manager hereby agree as follows:

                                   ARTICLE I
                        Duties of the Investment Manager

    The Company hereby employs the Investment Manager to act as the manager and investment advisor of each Series of the Company now established and of any additional series the Company may create in the future, upon written notice thereof to the Investment Manager, of each series established hereafter, and to furnish (or in connection with management services arrange for affiliates to furnish), the management and investment advisory services described below, subject to the supervision of the Board of Directors of the Company ("Board"), for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. In connection therewith, the Investment Manager may retain a sub-advisor to render such services and to assume the obligations herein set forth, subject to the provisions of the Act and the 1940 Act.

    The Investment Manager and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed agents of the Company.

    The Investment Manager shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing of or managing the Company's investments, subject to supervision of the Board.

    (a) GENERAL MANAGEMENT SERVICES. The Investment Manager shall perform (or arrange for the performance) the management and administrative services necessary for the operation of the Company, including processing shareholder orders, administering shareholder accounts and handling shareholder relations. The Investment Manager shall provide the Company with office space, equipment, facilities and such other services as the Investment Manager, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Manager shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder service agents, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Manager shall make reports to the Board of its performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable. The Investment Manager shall also be responsible for performance of various administrative functions for the Company including: (a) computation of each Fund's net asset value and daily income; (b) computation of each Fund's yields and total returns;
(c) schedule, plan agendas for and conduct directors and shareholders  meetings;
(d) coordinate the efforts of the Company's counsel and auditors; (e) prepare and distribute all required reports, proxy materials and other communications with shareholders; (f) prepare and file tax returns, reports, registration statements and other required documents with the Securities and Exchange Commission ("SEC"), state blue sky authorities, the Internal Revenue Service and other appropriate government agencies; (g) provide clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services); (h) maintain corporate records not otherwise maintained by the Company's custodian, transfer agent, accounting services agent or investment managers, and (i) monitor state and federal law as it may apply to the Company or the Funds.

    (b) INVESTMENT MANAGEMENT SERVICES. The Investment Manager shall provide the Company with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of each Portfolio of the Company, shall furnish continuously an investment program for each Portfolio, shall determine from time to time which securities shall be purchased, sold or exchanged and what portions of each Portfolio shall be held in the various securities or cash, and shall take such steps as are necessary to implement an overall investment plan for each Portfolio, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments. The Investment Manager's services shall be subject always to the control and supervision of the Board, the restrictions of the Articles of Incorporation and Bylaws of the Company, as amended from time to time, the provisions of the 1940 Act, the statements relating to the Portfolio's investment objectives, investment policies and investment restrictions as same are set forth in the currently effective registration statement of the Company under the Securities Act of 1933, as amended, appropriate state insurance laws, and any applicable provisions of the Internal Revenue Code of 1986 (the "Code"). The Company has furnished or will furnish the Investment Manager with copies of the Company's registration statement, articles of incorporation, and by-laws as currently in effect and agrees during the continuance of this agreement to furnish the Investment Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager will be entitled to rely on all documents furnished by the Company.

    In particular, the Investment Manager represents that in performing investment advisory services for each Portfolio, the Investment Manager shall make every effort to ensure that: (1) each Portfolio shall comply with Section 817(h) of the Code, and the regulations issued thereunder specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications to such Section or regulations; (2) each Portfolio continuously qualifies as a regulated Investment Company under Subchapter M of the Code or any successor provision; (3) any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments of a Portfolio may otherwise make are complied with as well as any changes thereto. Except as instructed by the Board, the Investment Manager shall also make decisions for the Company as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Company's portfolio securities shall be exercised. Should the Board of the Company at any time make any determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

    The Investment Manager shall take, on behalf of each Portfolio all actions which it deems necessary to implement the investment policies of Portfolio, and in particular to place all orders for the purchase or sale of portfolio investments for the Company's account of each Portfolio with brokers or dealers selected by it, and to that end, the Investment Manager is authorized as the agent of the Company to give instructions to the custodian of the Company as to deliveries of securities and payments of cash for the account of the Company. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Portfolio, the Investment Manager is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of the Company and set forth in the current registration statement. Subject to this requirement and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Manager may select brokers or dealers with which it or the Company is affiliated as well as brokers or dealers which sell insurance policies of Protective Life Insurance Company or its affiliates.

    In addition to seeking the best price and execution, the Investment Manager may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Investment Manager. Investment Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Investment Manager's overall responsibilities with respect to each Portfolio of the Company. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Investment Manager will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Investment Manager in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

    In addition, in carrying out its obligations to manage the investment and reinvestment of the assets of each Portfolio, the Investment Manager shall:

    (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Portfolio as set forth in the registration statement for the Company, as amended from time to time;

    (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Portfolio for approval, modification, or rejection by the Board;

    (c) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

    (d) take such steps as are necessary to implement any overall investment strategies approved by the Board for each Portfolio, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

    (e) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Portfolio including furnishing, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Portfolio as of the end of the quarter.

    (f) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Portfolio and the Company;

    (g) assist the Company officers in determining each business day the net asset value of the shares of each Portfolio of the Company in accordance with applicable law; and

    (h) enter into any advisory or sub-advisory contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of the Manager's responsibilities (as specified in such advisory or subadvisory contract) listed above.

                                   ARTICLE II
                       Allocation of Charges and Expenses

    (a) THE INVESTMENT MANAGER. The Investment Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide hereunder, and shall pay all compensation of officers of the Company and all directors of the Company who are affiliated persons of the Investment Manager.

    (b) THE COMPANY. The Company assumes and shall pay or cause to be paid all other expenses of the Company, including, without limitation, the following: taxes, expenses for legal and auditing services, costs of printing proxy materials, stock certificates, shareholder reports and prospectuses (except to the extent such prospectuses are used in connection with the sale and distribution of the Company's securities), custody and transfer agency fee, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal and state securities laws, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Company, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Company.

                                  ARTICLE III
                     Compensation of the Investment Manager

    For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Company shall pay to the Investment Manager at the end of each calendar month a fee calculated as a percentage of the average daily net assets each Portfolio during that month at the following annual rates:

    MONEY MARKET: .60%

    SELECT EQUITY: .80%

    SMALL CAPITAL EQUITY: .80%

    INTERNATIONAL EQUITY: 1.10%

    GROWTH AND INCOME: .80%

    GLOBAL INCOME: 1.10%

    CAPITAL GROWTH: .80%

    Investment Manager's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Company and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

    During any period when the determination of net asset value is suspended, the net asset value of a Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV
               Limitation of Liability of the Investment Manager

    The Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of corporation. As used in this Article IV, the term 'Investment Manager" shall include any affiliates of the Investment Manager performing services for the Company contemplated hereby and directors, officers and employees of the Investment Manager and such affiliates.

                                   ARTICLE V
                      Activities of the Investment Manager

    The services of the Investment Manager to the Company are not deemed to be exclusive, and the Investment Manager is free to render services to others, so long as the Investment Manager's services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Company are or may become interested persons of the Investment Manager, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Investment Manager are or may become similarly interested persons of the Company, and that the Investment Manager may become interested in the Company as a shareholder or otherwise.

    It is agreed that the Investment Manager may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Investment Manager or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Investment Manager or other entities advised by the Investment Manager will be considered by and may be useful to the Investment Manager in carrying out its obligations to the Company.

    Securities held by the Company may also be held by separate investment accounts or other mutual funds for which the Investment Manager may act as an investment advisor or by the Investment Manager or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Investment Manager or its affiliates act as investment advisor or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Investment Manager may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

    It is agreed that, on occasions when the Investment Manager deems the purchase or sale of a security to be in the best interest of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions or prices. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

                                   ARTICLE VI
                               Books and Records

    The Investment Manager hereby undertakes and agrees to maintain, in the form and for the period by Rule 31a-2 and Rule 2a-7 under the Investment Company Act of 1940, all records relating to the Company's investments that are required to be maintained by the Company pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of that Act.

    The Investment Manager agrees that all books and records which it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such books, records or information upon the Company's request. All such books and records shall be made available, within five business days of a written request, to the Company's accountants or auditors during regular business hours at the Investment Manager's offices. The Company or its authorized representative shall have the right to copy any records in the possession of the Investment Manager which pertain to the Company. Such books, records, information or reports shall be made available to properly constituted governmental authorities consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Company free from any claim or assertion of rights by the Investment Manager.

    The Investment Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Company has authorized such disclosure, or if such disclosure is required by Federal or state regulatory authorities.

                                  ARTICLE VII
                   Duration and Termination of this Agreement

    This Agreement shall not become effective unless and until it is approved by the Company's Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved, provided that it shall not became effective as to any subsequently created Series or Portfolio until it has been approved by the Board specifically for such Series or Portfolio. As to each Series or Portfolio of the Company, the Agreement shall continue in effect until the date of the first annual or special meeting of shareholders of the Series subsequent to its creation, but not later than one year after the effective date of the Securities Act of 1933 Registration Statement for the class or Series of shares representing interests in that Portfolio and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Portfolio at least annually by (i) the Board of the Company, or by the vote of a majority of the outstanding votes attributable to the shares of a class or Series; and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    This Agreement may be terminated at any time as to any Series or Portfolios or to all Series or Portfolios, without the payment of any penalty, by the Board of the Company, or by vote of a majority of the outstanding votes attributable to the shares of a class or Series, or by the Investment Manager, on sixty days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Series or Portfolios, or if a different advisor is appointed with respect to a new Series or Portfolios, the Agreement shall remain in effect with respect to the remaining Series or Portfolios. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                          Amendments of this Agreement

    This Agreement may be amended as to each Portfolio by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding votes attributable to the shares of a class or Series, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX
                          Definitions of Certain Terms

    The term "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940. The term "majority of the outstanding votes attributable to shares of a class or Series means the lesser of (a) 67% or more of the votes attributable to shares of the Fund presented at a meeting if the holders of more than 50% of such votes are present or represented by proxy or
(b) more than 50% of the votes attributable to shares of the Fund."

                                   ARTICLE X
                                 Governing Law

    This Agreement shall be construed in accordance with laws of the State of Maryland, and applicable provisions of the Act and the 1940 Act.

                                   ARTICLE XI
                                  Severability

    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          PROTECTIVE INVESTMENT COMPANY
                                          By: __________________________________
                                          Its: _________________________________

WITNESS:
---------------------------------------

                                          INVESTMENT DISTRIBUTORS ADVISORY
                                          SERVICES, INC.
                                          By: __________________________________
                                          Its: _________________________________

WITNESS:
---------------------------------------

                                   APPENDIX B

                               ADVISORY AGREEMENT
            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.
                                      AND
                  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

    It is hereby agreed by and between INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL ("Advisor") as follows:

                                       1.

    DUTIES OF ADVISOR. Manager hereby engages the services of Advisor in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective Global Income Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .40% of the first $100 million, .30% of the next $100 million, and .25% of the net assets in excess of $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgment or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY.   If  any provision  of this Agreement  shall be  held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the latter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                          INVESTMENT DISTRIBUTORS
                                          ADVISORY SERVICES, INC.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                                          GOLDMAN SACHS ASSET
                                          MANAGEMENT INTERNATIONAL

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                               ADVISORY AGREEMENT
            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.
                                      AND
                  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

    It is hereby agreed by and between INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, ("Advisor") as follows:

                                       1.

    DUTIES OF ADVISOR. Manager hereby engages the services of Advisor in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective International Equity Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .40% of the first $100 million, .30% of the next $100 million, and .25% of the net assets in excess of $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgement or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the latter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                          INVESTMENT DISTRIBUTORS
                                          ADVISORY SERVICES, INC.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                                          GOLDMAN SACHS ASSET
                                          MANAGEMENT INTERNATIONAL

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                               ADVISORY AGREEMENT
            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.
                                      AND
                         GOLDMAN SACHS ASSET MANAGEMENT
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

    It  is  hereby  agreed  by  and  between  INVESTMENT  DISTRIBUTORS  ADVISORY
SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN SACHS & CO. ("Advisor") as follows:

                                       1.

    DUTIES OF ADVISOR. Manager hereby engages the services of Advisor in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective Growth and Income Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .40% of the first $100 million, .30% of the next $100 million, and .20% of the net assets in excess of $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgement or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company.

This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY.   If  any provision  of this Agreement  shall be  held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the latter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                          INVESTMENT DISTRIBUTORS
                                          ADVISORY SERVICES, INC.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                                          GOLDMAN SACHS ASSET MANAGEMENT,
                                          a separate operating division of
                                          GOLDMAN, SACHS & CO.

                                          By: GOLDMAN, SACHS & CO.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                               ADVISORY AGREEMENT
            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.
                                      AND
                        GOLDMAN SACHS ASSET MANAGEMENT,
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

    It  is  hereby  agreed  by  and  between  INVESTMENT  DISTRIBUTORS  ADVISORY
SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN, SACHS & CO. ("Adviser") as follows:

                                       1.

    DUTIES OF ADVISER. Manager hereby engages the services of Adviser in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective Capital Growth Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .40% of the first $100 million, .30% of the next $100 million, and .20% of the net assets in excess of the $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity) affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgment or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY.   If  any provision  of this Agreement  shall be  held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the letter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                          INVESTMENT DISTRIBUTORS
                                          ADVISORY SERVICES, INC.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                                          GOLDMAN SACHS ASSET MANAGEMENT,
                                          a separate operating division of
                                          GOLDMAN, SACHS & CO.

                                          By: GOLDMAN, SACHS & CO.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                               ADVISORY AGREEMENT
            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.
                                      AND
                        GOLDMAN SACHS ASSET MANAGEMENT,
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

    It is hereby agreed by and between INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN, SACHS & CO. ("Advisor") as follows:

                                       1.

    DUTIES OF ADVISOR. Manager hereby engages the services of Advisor in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective Select Equity Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .40% of the first $100 million, .30% of the next $100 million, and .20% of the net assets in excess of the $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity) affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgment or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the letter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                          INVESTMENT DISTRIBUTORS
                                          ADVISORY SERVICES, INC.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                                          GOLDMAN SACHS ASSET MANAGEMENT,
                                          a separate operating division of
                                          GOLDMAN, SACHS & CO.

                                          By: GOLDMAN, SACHS & CO.

                                          By:

                                             -----------------------------------
                                                     Authorized Officer

                               ADVISORY AGREEMENT
            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.
                                      AND
                        GOLDMAN SACHS ASSET MANAGEMENT,
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

    It  is  hereby  agreed  by  and  between  INVESTMENT  DISTRIBUTORS  ADVISORY
SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN, SACHS & CO. ("Advisor") as follows:

                                       1.

    DUTIES OF ADVISOR. Manager hereby engages the services of Advisor in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective Small Cap Equity Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .40% of the first $100 million, .30% of the next $100 million, and .20% of the net assets in excess of the $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgment or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, changes, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement, (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the letter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.

                                By:
                                      -----------------------------------------
                                                 Authorized Officer

                                GOLDMAN SACHS ASSET MANAGEMENT,
                                a separate operating division of
                                GOLDMAN, SACHS & CO.

                                By:  GOLDMAN, SACHS & CO.

                                By:
                                      -----------------------------------------
                                                 Authorized Officer

                               ADVISORY AGREEMENT

            BETWEEN INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.

                                      AND

                        GOLDMAN SACHS ASSET MANAGEMENT,
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

    It  is  hereby  agreed  by  and  between  INVESTMENT  DISTRIBUTORS  ADVISORY
SERVICES, INC. (the "Manager") and GOLDMAN SACHS ASSET MANAGEMENT, a separate operating division of GOLDMAN, SACHS & CO. ("Advisor") as follows:

                                       1.

    DUTIES OF ADVISOR. Manager hereby engages the services of Advisor in furtherance of its Investment Management Agreement with Protective Investment Company (the "Company") dated as of March 20, 1996, on behalf of Protective Money Market Fund (the "Fund"). Pursuant to this Advisory Agreement and subject to the oversight and review of Manager, Advisor will manage the investment and reinvestment of the assets of the Fund. In this regard, Advisor will determine in its discretion the securities to be purchased or sold, will provide Manager with records concerning its activities which Manager or the Company is required to maintain, and will render regular reports to Manager and to Officers and Directors of the Company concerning its discharge of the foregoing responsibilities. Advisor shall discharge the foregoing responsibilities subject to the control of the Officers and the Directors of the Company and in compliance with such policies as the Directors of the Company may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Fund's current prospectus and statement of additional information, and applicable laws and regulations. Manager agrees to inform Advisor of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform Advisor promptly of any changes in such requirements. Advisor accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

                                       2.

    FUND TRANSACTIONS. Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and is directed to use its best efforts to obtain the best price and execution. Subject to policies established from time to time by the Directors of the Company, Advisor may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Advisor's overall responsibilities with respect to the Fund, other portfolios of the Fund and other clients of Advisor. The policies of the Company with respect to brokerage allocation, determined from time to time by the Company's Board of Directors, are those disclosed in the Company's currently effective registration statement at any time. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Advisor will promptly communicate to Manager and to the Officers and the Directors of the Company such information relating to portfolio transactions as they may reasonably request.

    It is agreed that Advisor may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. The Advisor or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Advisor or other entities advised by the Advisor will be considered by and may be useful to the Advisor in carrying out its obligations to the Fund.

                                       3.

    COMPENSATION OF ADVISOR. As its compensation hereunder, the Manager shall pay to Advisor promptly after the end of each month, a fee calculated as a percentage of the average daily net assets of the Fund during that month at the following annual rates: .35% of the first $100 million, .25% of the next $100 million, and .15% of the net assets in excess of $200 million.

    Advisor's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be that determined in the manner and on the dates set forth in the current prospectus of the Fund and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

                                       4.

    REPORTS. Manager and Advisor agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

                                       5.

    STATUS OF ADVISOR. The services of Advisor to Manager and the Fund are not to be deemed exclusive, and Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                                       6.

    CERTAIN RECORDS. Advisor hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Manager on request.

    Advisor agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

                                       7.

    REFERENCE TO ADVISOR. Neither the Fund nor Manager or any affiliate or agent thereof shall make reference to or use the name of Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of Advisor, which approval shall not be unreasonably withheld.

                                       8.

    LIABILITY OF MANAGER AND ADVISOR. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of Advisor (and its officers, directors, agents, partners, employees, controlling persons, shareholders and any other person or entity affiliated with Advisor ("associated persons"), Advisor and its associated persons shall not be subject to liability to the Manager or to any other person for any act or omission in the course of, or connected with, rendering services hereunder (including, without limitation, as a result of failure by Manager, by any other affiliate of Protective Life Insurance Company ("PLIC"), or by PLIC, to comply with this Agreement and/or any applicable insurance laws and regulations or, as a result of any error of judgment or mistake of law or for any loss suffered by Manager or any other person in connection with the matters to which this Agreement relates), except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

    Manager hereby indemnifies, defends and protects Advisor and holds Advisor and its associated persons harmless from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature ("Losses") arising out of any breach by Manager of any representation or agreement contained in this Advisory Agreement, (including any failure by Manager to apprise Advisor of any changes in any applicable state insurance laws and regulations). Advisor hereby indemnifies, defends and protects Manager and holds the Manager and its associated persons harmless, from and against any Losses arising out of the Advisor's disabling conduct.

                                       9.

    DURATION AND TERMINATION. This Agreement shall continue in full force and effect with respect to the Fund until the earlier of (a) two years from the execution date of Agreement, or (b) the first meeting of the shareholders of the Fund after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940), of the Fund with respect to such Fund, voting separately from any other series of the Company, this Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other Fund, provided, however, that if the shareholders fail to approve the Agreement as provided herein, Advisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

    This Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to Advisor or by Advisor at any time without the payment of any penalty, on 90 days written notice to Manager and the Company.

This Agreement shall automatically terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at any office of such party.

    As used in this Section 9, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

    This Agreement will also terminate in the event that the Investment Management Agreement by and between the Company on behalf of the Fund and Manager referred to in Section 1 is terminated.

                                      10.

    SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    AMENDMENTS. This Agreement may not be amended, altered, modified in any way except by an addendum in writing duly executed by the proper officials of the parties hereto.

    GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Tennessee, and the applicable provisions of the Investment Company Act of 1940. To the extent that the applicable laws of the State of Tennessee, or any provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the letter shall control.

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of March 20, 1996.

                                INVESTMENT DISTRIBUTORS ADVISORY SERVICES, INC.

                                By:
                                      -----------------------------------------
                                                 Authorized Officer

                                GOLDMAN SACHS ASSET MANAGEMENT,
                                a separate operating division of
                                GOLDMAN, SACHS & CO.

                                By:  GOLDMAN, SACHS & CO.

                                By:
                                      -----------------------------------------
                                                 Authorized Officer

                                   APPENDIX C

    The directors and principal executive officers of IDASI and their principal occupations are as shown below. The business address of each such person is 2801 Highway 280 South, Birmingham, Alabama 35223.

NAME AND ADDRESS            POSITION WITH IDASI AND PRINCIPAL OCCUPATION
--------------------------  --------------------------------------------------------------------------------------
John K. Wright              Secretary, Director. Secretary,  Director ProEquities, Inc.,  2801 Highway 280  South,
                            Birmingham,  Alabama 35223.  Vice President  and Senior  Associate Counsel, Protective
                            Life Corporation, 2802 Highway 280 South, Birmingham, Alabama 35223

Lizabeth R. Nichols         Vice  President,  Chief  Compliance  Officer,  Director.  Assistant  Secretary,  Chief
                            Compliance  Officer, Director, ProEquities, Inc.,  2801 Highway 280 South, Birmingham,
                            Alabama  35223.  Vice  President  and   Senior  Associate  Counsel,  Protective   Life
                            Corporation, 2802 Highway 280 South, Birmingham, Alabama 35223

R. Stephen Briggs           President,  Director. Director ProEquities, Inc.,  2801 Highway 280 South, Birmingham,
                            Alabama 35223. Executive Vice President, Protective Life Corporation, 2802 Highway 280
                            South, Birmingham, Alabama 35223

Richard Bielen              Director. Vice President, Investments. Protective  Life Corporation, 2802 Highway  280
                            South, Birmingham, Alabama 35223

                                   APPENDIX D

    The directors and principal executive officers of GSAM and/or GSAMI and their principal occupations are as shown below.

    GSAM is a separate operating division of Goldman, Sachs & Co., a New York limited partnership. The following general partners of Goldman Sachs & Co. are responsible for GSAM:

NAME AND ADDRESS                                 POSITION WITH GSAM AND PRINCIPAL OCCUPATION
--------------------------  --------------------------------------------------------------------------------------
David B. Ford               Goldman Sachs &  Co. (Asset Management  Division), One  New York Plaza,  New York,  NY
                            10004; Co-Head November 1995 to Present, Chairman and Chief Executive Officer November
                            1994  to November  1995, Co-Chairman and  Co-Chief Executive Officer  February 1994 to
                            November 1994, Goldman, Sachs  & Co., 85  Broad Street, New York,  NY 10004 -  General
                            Partner 1986 to Present

John P. McNulty             Goldman,  Sachs & Co.  (Asset Management Division),  One New York  Plaza, New York, NY
                            10004, Co-Head  November 1995  to Present,  The Goldman  Sachs Group,  L.P., 85  Broad
                            Street,  New York NY  10004 - Limited Partner  1994 to November  1995, Goldman Sachs &
                            Co., 85 Broad Street, New York, NY 10004 - General Partner November 1995 to Present  -
                            General Partner 1990 to 1994

Sharmin Mossavar-Rahmani    Goldman,  Sachs & Co.  (Asset Management Division),  One New York  Plaza, New York, NY
                            10004 - General Partner 1993 to Present - Chief Investment Officer - Fixed Income 1993
                            to Present -  Vice President March  1993 to November  1993, Fidelity Management  Trust
                            Company  82 Devonshire  Street, Boston,  MA 02109 -  Chief Investment  Officer - Fixed
                            Income 1987 to 1993

    GSAMI is an affiliate of Goldman, Sachs & Co. The following general partners are responsible for GSAMI:

NAME AND ADDRESS                                 POSITION WITH GSAMI AND PRINCIPAL OCCUPATION
--------------------------  --------------------------------------------------------------------------------------
David B. Ford               Goldman Sachs  Asset Management  International, 140  Fleet Street,  London, EC4A  2BJ,
                            England  - Managing  Director &  Chief Executive  Officer November  1995 to  Present -
                            Director December 1994 to  Present, Goldman Sachs &  Co. (Asset Management  Division),
                            One  New York Plaza, New York  NY 10004 - Co-Head November  1995 to Present - Chairman
                            and Chief Executive Officer November 1994 to November 1995 - Co-Chairman and  Co-Chief
                            Executive  Officer  February 1994  to November  1994,  Goldman Sachs  & Co.,  85 Broad
                            Street, New York, NY 10004 - General  Partner 1986 to Present - Vice President,  Fixed
                            Income Division 1975

John P. McNulty             Goldman  Sachs Asset  Management International,  140 Fleet  Street, London,  EC4A 2BJ,
                            England - Director January  1996 to Present, Goldman,  Sachs & Co., (Asset  Management
                            Division),  One New York Plaza, New York, NY 10004 - Co-Head November 1995 to Present,
                            The Goldman Sachs Group, L.P., 85 Broad  Street, New York, NY 10004 - Limited  Partner
                            1994  to November 1995,  Goldman, Sachs & Co.,  85 Broad Street, New  York, NY 10004 -
                            General Partner November 1995 to Present - General Partner 1990 to 1994

NAME AND ADDRESS                                 POSITION WITH GSAMI AND PRINCIPAL OCCUPATION
--------------------------  --------------------------------------------------------------------------------------
David W. Blood              Goldman Sachs  Asset Management  International, 140  Fleet Street,  London, EC4A  2BJ,
                            England  - Director November 1995 to Present, Goldman Sachs International Peterborough
                            Court, 133 Fleet Street, London, EC4A 2BB, England - Managing Director (2/95) 1993  to
                            Present,  Goldman, Sachs & Co., 85 Broad Street,  New York, NY 10004 - General Partner
                            (11/94) 1985 to Present

Gregory K. Palm             Goldman Sachs  Asset Management  International, 140  Fleet Street,  London, EC4A  2BJ,
                            England  - Director 1994 to Present,  Goldman Sachs International, Peterborough Court,
                            133 Fleet Street,  London, EC4A  2BB, England -  Co-General Counsel  1992 to  Present,
                            Goldman  Sachs & Co.,  85 Broad Street, New  York, NY 10004 -  General Partner 1992 to
                            Present, Sullivan & Cromwell, 165 Broad Street,  New York, NY 10004 - Partner 1976  to
                            1992

    GSAM and/or GSAMI receive fees for investment sub-advisory services provided to the following portfolios of other registered investment companies having a similar investment objective to each of the Funds.

                                          PORTFOLIO OF OTHER
                                     REGISTERED INVESTMENT COMPANY        AVERAGE NET ASSETS       ANNUAL RATE OF
FUND                                  (NET ASSETS AS OF 12/31/95)            OF PORTFOLIO           COMPENSATION
---------------------------------  ---------------------------------  ---------------------------  --------------
Money Market.....................  N/A
Select Equity....................  N/A
Capital Growth...................  Value Equity Trust portfolio       First $50 million                    0.40%
                                   of NASL Series Trust               $50-200 million                      0.30%
                                   ($393.2 million)                   Over $200 million                    0.20%
                                   Value Equity Fund portfolio        First $50 million                   0.325%
                                   of North American Funds            $50-200 million                     0.275%
                                   ($131.7 million)                   $200-500 million                    0.225%
                                                                      Over $500 million                   0.150%
Small Cap Equity.................  N/A
Growth and Income................  N/A
International Equity.............  N/A
Global Income....................  Global Bond Portfolio of           First $50 million                    0.40%
                                   SunAmerica Series Trust            $50-150 million                      0.30%
                                   ($60.8 million)                    $150-250 million                     0.25%
                                                                      Over $250 million                    0.20%

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the Money Market Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management ("GSAM");
               / / For              / / Against              / / Abstain
    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the Select Equity Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management ("GSAM");
               / / For              / / Against              / / Abstain

    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the Capital Growth Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management ("GSAM");
               / / For              / / Against              / / Abstain

    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the Small Cap Equity Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management ("GSAM");
               / / For              / / Against              / / Abstain

    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the Growth and Income Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management ("GSAM");
               / / For              / / Against              / / Abstain

    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the International Equity Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management International ("GSAMI");
               / / For              / / Against              / / Abstain

    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.

                            VOTING INSTRUCTION FORM
                         PROTECTIVE INVESTMENT COMPANY
    VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE PROTECTIVE INVESTMENT COMPANY FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE
                         PROTECTIVE INVESTMENT COMPANY

    I hereby instruct Protective Life Insurance Company ("Protective Life") to vote the shares of the Global Income Fund (the "Fund") of the Protective Investment Company (the "Company") as to which I am entitled to give instructions as shown, at a Special Meeting of the Shareholders of the Fund ("the Meeting") to be held at 10:00 a.m. on April 30, 1996, in Training Room A, the second floor of the Protective Life Corporation Building, 2801 Highway 280 South, Birmingham, Alabama 35223 and any adjournments thereof as follows:

    (1) To approve the Investment Management Agreement between Investment Distributors Advisory Services, Inc. ("IDASI"), and the Company:
               / / For              / / Against              / / Abstain

    (2) To approve the investment advisory agreement between IDASI and Goldman Sachs Asset Management International ("GSAMI");
               / / For              / / Against              / / Abstain

    (3) To elect the nominees for directors to the Company's Board of Directors.

  / / For all nominees listed below (except as marked to the contrary)

  / / Withhold authority to vote for all nominees listed below:

  (Instructions: To withhold authority to vote for any individual nominee(s), strike a line through the names of such nominee(s) in the list below.)

               Carolyn King, R. Stephen Briggs, D. Warren Bailey,
                   G. Ruffner Page, Jr., Cleophus Thomas, Jr.
         ______________________________________________________________

    (4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountant.
               / / For              / / Against              / / Abstain

    (5) In the discretion of Protective Life, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                     THE BOARD OF DIRECTORS OF THE COMPANY
                      RECOMMENDS A VOTE FOR ALL PROPOSALS.

              PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY.

    I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 26, 1996. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

    This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of Protective Life in writing at 2801 Highway 280 South, Birmingham, Alabama 35223.

-------------------------------------   -------------------------------------
Variable Contract Owner Signature       Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Your signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his/her full title.